UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                FORM 8-K/A NO. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                July 1, 2004
                             -----------------
                Date of Report (Date of earliest event reported)
                      Energy & Engine Technology Corporation
                             -----------------
             (Exact name of registrant as specified in its charter)

          Nevada                0-32129                   88-0471842
         --------              ---------                  ----------
(State or other jurisdiction   (Commission               (IRS Employer
      of incorporation)        File Number)           Identification No.)

                         5308 West Plano Parkway
                            Plano, TX 75093
                           ---------------------
                    (Address of principal executive offices)

                              (972) 732-6360
                              --------------
              (Registrant's telephone number, including area code)
                         ----------------------

        (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Pro Forma financial information.

     The pro forma financial information which gives effect to the acquisition of the assets of BMZ Generators, Inc. is included herein.

     (b)  Financial Statements of the businesses acquired.

     The financial statements of BMZ Generators, Inc. as of December 31, 2003 and for the years ended December 31, 2003 and 2002 and relevant interim periods are included herein.

     (c)  Exhibits.

     None.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2004

ENERGY & ENGINE TECHNOLOGY CORPORATION



By: /s/ Jolie G. Kahn
   --------------------------
   Jolie G. Kahn
   Secretary

              ENERGY & ENGINE TECHNOLOGY CORPORATION AND SUBSIDIARIES
                                 BMZ GENERATORS, INC.

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

         UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 2004

 UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS
          ENDED JUNE 30, 2004 AND FOR THE YEAR ENDED DECEMBER 31, 2003



     The following unaudited pro forma condensed consolidated balance sheet aggregates the condensed consolidated balance sheets of Energy & Engine Technology Corporation and subsidiaries ("EENT"), as of June 30, 2004, and the balance sheet of BMZ Generators, Inc. ("BMZ") as of June 30, 2004, and gives effect to the acquisition transaction which occurred effective as of July 1, 2004. The accounting for the transaction is more fully described in
Note 1 to the pro forma financial statements.

     The following unaudited pro forma condensed consolidated statements of operations combine the results of operations of EENT and its subsidiaries for the year ended December 31, 2003 and the six months ended June 30, 2004 respectively and the statement of operations for BMZ for each respective period as if the acquisition had occurred as of the beginning of each period.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the separate historical audited financial statements of EENT as filed on Form 10-KSB for the year ended December 31, 2003, the unaudited financial statements of EENT as filed on Form 10-QSB for the six months ended June 30, 2004 and the audited financial statements for BMZ appearing elsewhere in this Form 8-K/A for the same periods. These pro forma financial statements are not necessarily indicative of the consolidated financial position, had the acquisition occurred on the date indicated above, or the statements of profit and loss which might have existed for the periods indicated or statements of profit and loss as they may be in the future.

                ENERGY & ENGINE TECHNOLOGY CORPORATION AND SUBSIDIARIES

                     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                     BALANCE SHEET
                                     June 30, 2004

                                        ASSETS
                                        ------

                                                 Pro Forma       Pro Forma
                          EENT         BMZ       Adjustments     Balance
                      -----------  -----------   -----------     -----------
CURRENT ASSETS
--------------
 Cash and cash
  equivalents         $   296,637  $        82   $       (82)(f)
                                                     (51,494)(a) $   245,143
 Accounts receivable       26,520       45,170       (45,170)(f)      26,520
 Inventory                351,028       56,286            --         407,314
 Prepaid expenses and
  other current assets    390,388       63,007       (20,280)(f)
                                                    (342,105)(e)      91,010
 Due from Shareholder          --      265,603      (265,603)(f)          --
 Deposit on Asset
  Acquisition             813,648           --      (113,368)(e)
                                                    (700,280)(b)          --
                      -----------  -----------   -----------     -----------

Total Current Assets    1,878,221      430,148    (1,538,382)        769,987


PROPERTY AND EQUIPMENT,
 Net                      315,860        6,513       124,923 (c)     447,296

OTHER ASSETS
 Intangible assets, net    71,082           --       700,280 (b)
                                                     130,000 (c)     901,362
 Goodwill                      --           --       146,518 (c)     146,518
                      -----------  -----------   -----------     -----------

TOTAL ASSETS          $ 2,265,163  $   436,661   $  (436,661)    $ 2,265,163
                      ===========  ===========   ===========     ===========


See notes to the unaudited pro forma condensed consolidated financial statements

             ENERGY & ENGINE TECHNOLOGY CORPORATION AND SUBSIDIARIES
                     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                     BALANCE SHEET
                                     June 30, 2004


                        LIABILITIES AND STOCKHOLDERS' EQUITY
                        ------------------------------------

                                                 Pro Forma       Pro Forma
                          EENT         BMZ       Adjustments     Balance
                      -----------  -----------   -----------     -----------

CURRENT LIABILITIES
-------------------
 Accounts payable and
   accrued expenses   $   346,270  $    13,242   $   (13,242)(f)     346,270
 Advances from EENT            --      455,473      (455,473)(e)          --
 Accrued expenses
  officers                481,228           --            --         481,228
 Current maturities of
   note payable             8,076       32,479       (32,479)(f)       8,076
 Notes payable stock-
  holders, net of debt
  discount of $61,580     442,420           --            --         442,420
                      -----------  -----------   -----------     -----------
Total Current
 Liabilities            1,277,994      501,194      (501,194)      1,277,994
                      -----------  -----------   -----------     -----------

OTHER LIABILITIES
-----------------
 Note payable, less
  current maturities       12,777       18,528       (18,528)(f)      12,777
                      -----------  -----------   -----------     -----------
   TOTAL LIABILITIES    1,290,771      519,722      (519,722)      1,290,771
                      ===========  ===========   ===========     ===========
STOCKHOLDERS' EQUITY
--------------------
 Common stock, $0.0001
  par value, 100,000,000
  shares authorized,
  1,000 shares issued
  and outstanding              --           --            --              --
 Additional paid in
  capital                      --        1,000        (1,000)(d)          --
 Common stock, $.001
  par value,
  180,000,000 shares
  authorized
  109,154,674 shares
  issued and
  outstanding             109,154           --            --         109,154
 Additional paid-in
  capital              10,360,151           --            --      10,360,151

                                        5

             ENERGY & ENGINE TECHNOLOGY CORPORATION AND SUBSIDIARIES
                     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                     BALANCE SHEET
                                     June 30, 2004


                        LIABILITIES AND STOCKHOLDERS' EQUITY
                        ------------------------------------

                                                 Pro Forma       Pro Forma
                          EENT         BMZ       Adjustments     Balance
                      -----------  -----------   -----------     -----------

 Accumulated Income
  (Deficiency)         (9,486,580)     (84,061)       84,061 (d)  (9,486,580)
 Less Deferred
  Compensation             (8,333)          --            --          (8,333)
                      -----------  -----------   -----------     -----------
TOTAL STOCKHOLDERS'
 EQUITY                   974,392      (83,061)       83,061         974,392
                      -----------  -----------   -----------     -----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY $ 2,265,163  $   436,661   $  (436,661)    $ 2,265,163
                      ===========  ===========   ===========     ===========


See notes to the unaudited pro forma condensed consolidated financial statements



























                                        6

                    ENERGY & ENGINE TECHNOLOGY CORPORATION AND SUBSIDIARIES

                         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                 STATEMENT OF OPERATIONS
                             Six Months Ended June 30, 2004

                                                 Pro Forma       Pro Forma
                          EENT         BMZ       Adjustments     Balance
                      -----------  -----------   -----------     -----------

Sales                 $   220,831  $   143,990   $        --         364,821
EENT Sales                     --       62,287       (62,287)(g)          --
                      -----------  -----------   -----------     -----------
NET SALES                 220,831      206,277       (62,287)        364,821

COST OF SALES             124,546      108,184       (27,287)(g)     205,443
-------------         -----------  -----------   -----------     -----------

GROSS PROFIT               96,285       98,093       (35,000)        159,378
------------          -----------  -----------   -----------     -----------

OPERATING EXPENSES
------------------
 Selling, general and
   administrative
   expenses               750,327      188,304       124,457 (h)   1,063,088
Stock based
compensation            1,800,640           --       (35,000)(g)   1,765,640
                      -----------  -----------    -----------    -----------

  TOTAL OPERATING
    EXPENSES            2,550,967      188,304        89,457       2,828,728
                      -----------  -----------   -----------     -----------
  OPERATING LOSS       (2,454,682)     (90,211)     (124,457)     (2,669,350)
                      -----------  -----------   -----------     -----------


OTHER (EXPENSE)INCOME
---------------------
  Other income                 --       30,000            --          30,000
  Interest income           2,322           --            --           2,322
  Interest expense        (52,916)      (2,659)        2,659 (i)     (52,916)
                      -----------  -----------   -----------     -----------
TOTAL OTHER INCOME
 (EXPENSE)                (50,594)      27,341         2,659         (20,594)
                      -----------  -----------   -----------     -----------
NET LOSS              $(2,505,276) $   (62,870)  $  (121,798)    $(2,689,944)
                      ===========  ===========   ===========     ===========



See notes to the unaudited pro forma condensed consolidated financial statements


                                        7

                 ENERGY & ENGINE TECHNOLOGY CORPORATION AND SUBSIDIARIES

                         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                 STATEMENT OF OPERATIONS
                             Six Months Ended June 30, 2004
                                     (continued)

                                                 Pro Forma       Pro Forma
                          EENT         BMZ       Adjustments     Balance
                      -----------  -----------   -----------     -----------
NET LOSS PER COMMON SHARE:
-------------------------

Basic and Diluted              --           --            --     $     (0.03)
                      ===========  ===========   ===========     ===========
Weighted Average
Common Shares
Outstanding            96,739,265           --     2,801,120      99,540,385
                      ===========  ===========   ===========     ===========


See notes to the unaudited pro forma condensed consolidated financial statements

































                                        8

              ENERGY & ENGINE TECHNOLOGY CORPORATION AND SUBSIDIARIES

                      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              STATEMENT OF OPERATIONS
                           Year Ended December 31, 2003

                                                 Pro Forma       Pro Forma
                          EENT         BMZ       Adjustments     Balance
                      -----------  -----------   -----------     -----------

Sales                 $   383,262  $   426,006   $        --         809,268
EENT Sales                     --       12,746       (12,746)(g)          --
                      -----------  -----------   -----------     -----------
NET SALES                 383,262      438,752       (12,746)        809,268

COST OF SALES             217,572      264,415       (12,746)(g)     469,241
-------------         -----------  -----------   -----------     -----------

GROSS PROFIT              165,690      174,337            --         340,027
------------          -----------  -----------   -----------     -----------

OPERATING EXPENSES
------------------
 Selling, general and
   administrative
   expenses             1,462,745      229,010       248,912 (h)   1,940,667
Stock based
compensation            3,355,718           --            --       3,355,718
                      -----------  -----------   -----------     -----------

  TOTAL OPERATING
    EXPENSES            4,818,463      229,010       248,912       5,296,385
                      -----------  -----------   -----------     -----------
  OPERATING LOSS       (4,652,773)     (54,673)     (248,912)     (4,956,358)
                      -----------  -----------   -----------     -----------

OTHER (EXPENSE)INCOME
---------------------
  Other income                 --       72,500            --          72,500
  Interest expense       (209,384)      (5,170)        5,170 (i)    (209,384)
  Loss on receivable,     (27,500)          --            --         (27,500)
   related party
  Loss on sale of         (22,000)          --            --         (22,000)
   asset, related
   party
  Terminated offering    (130,000)          --            --        (130,000)
   cost
                      -----------  -----------   -----------     -----------
TOTAL OTHER INCOME
 (EXPENSE)               (388,884)      67,330         5,170        (316,384)
                      -----------  -----------   -----------     -----------
NET INCOME (LOSS)     $(5,041,657) $    12,657   $  (243,742)    $(5,272,742)
                      ===========  ===========   ===========     ===========

See notes to the unaudited pro forma condensed consolidated financial statements
                                        9

              ENERGY & ENGINE TECHNOLOGY CORPORATION AND SUBSIDIARIES

                      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              STATEMENT OF OPERATIONS
                           Year Ended December 31, 2003
                                   (continued)

                                                 Pro Forma       Pro Forma
                          EENT         BMZ       Adjustments     Balance
                      -----------  -----------   -----------     -----------

NET LOSS PER COMMON SHARE:
-------------------------

Basic and Diluted              --           --            --     $     (0.12)
                      ===========  ===========   ===========     ===========
WEIGHTED AVERAGE
COMMON SHARES
OUTSTANDING            40,340,934           --     2,801,120      43,142,054
                      ===========  ===========   ===========     ===========


See notes to the unaudited pro forma condensed consolidated financial statements
































                                       10

             ENERGY & ENGINE TECHNOLOGY CORPORATION AND SUBSIDIARIES

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

NOTE 1 - ACQUISITION
         -----------

     On March 4, 2004, BMZ and Freddy Pereira (an owner of BMZ) entered into a term sheet, subject to a definitive purchase agreement, with Energy & Engine Technology Corporation ("EENT"), which is the owner of the AXP 1000 product, to purchase certain assets and intellectual, property of BMZ and Pereira personally.

     On May 19, 2004, BMZ and Pereira, the owner of BMZ, entered into a definitive purchase agreement with EENT pursuant to which BMZ and Pereira were to sell certain of BMZ's assets and related intellectual property, owned by Pereira, for total consideration of $2,000,000, $500,000 in cash at closing paid to BMZ for the sale of BMZ's assets and $500,000 in EENT Common Stock issued to Pereira personally upon presentation of written documentation for the intellectual property, with the last $1,000,000 being paid out over five years based on certain earn out criteria from the ongoing business of EENT arising from purchased assets. EENT hired Pereira to manage the business arising from the purchased assets for a five year period beginning July 1, 2004. The transaction closed effective as of July 1, 2004, with BMZ Generators Technology, Inc., a wholly owned subsidiary of EENT, as the purchaser. Although the parties negotiated the value of the stock issued to Pereira personally at $500,000, it is being recorded for accounting purposes on the books of EENT at $700,280 based on the closing price of 2,801,120 shares of EENT's Common Stock, as of May 19, 2004, the date of the definitive purchase agreement. EENT issued these shares on June 4, 2004 in advance of the presentation of written documentation for the intellectual property as outlined in the definitive purchase agreement. As of June 30, 2004, EENT also advanced an additional $455,473, to BMZ in connection with this asset acquisition.

            Total Consideration:
            -------------------
              Cash                              $  500,000
              Restricted Common Stock
              (issued to Pereira personally)       700,280
              Contingent Earnout                 1,000,000
                                                ----------
                    Total Consideration         $2,200,280
                                                ==========









                                        11

             ENERGY & ENGINE TECHNOLOGY CORPORATION AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

NOTE 1 - ACQUISITION, continued
         -----------

            Allocation:
            ----------
             BMZ Assets
             ----------
              Inventory, net                    $   56,286
              Prepaid expenses and other
               current assets                       35,760
              Furniture, fixtures & equipment      131,436
              Tradename                             60,000
              Trade Secrets                         20,000
              Non-compete                           50,000
              Goodwill                             146,518
                                                ----------
                                                   500,000
              Freddy Pereira - Intellectual
              -----------------------------
               Property                            700,280
               --------
              Contingent earnout                 1,000,000
              ------------------                ----------
                    Total Consideration         $2,200,280
                                                ==========

NOTE 2 - PRO FORMA ADJUSTMENTS

     The pro forma adjustments give effect to the acquisition of BMZ assets by EENT.

     These pro forma financial statements:

     (a)  Cash due BMZ at closing - $51,494

     (b)  Recording of purchase of intellectual property

     (c) Recording of purchase of intangible assets, fixed assets at fair value and goodwill

     (d)  Elimination of BMZ stockholders deficiency

     (e)  Elimination of intercompany balances

     (f)  Elimination of assets not purchased and liabilities not assumed

     (g)  Eliminate BMZ sales to EENT

     (h) Recording depreciation of fixed assets and amortization of intangibles

     (i)  Elimination of interest expense on BMZ notes
                                        12

                              BMZ GENERATORS, INC.

                              FINANCIAL STATEMENTS

 AS OF JUNE 30, 2004 (UNAUDITED) AND DECEMBER 31, 2003 AND FOR THE YEARS
  ENDED DECEMBER 31, 2003 AND DECEMBER 31, 2002 AND FOR THE SIX MONTHS
                  ENDED JUNE 30, 2004 AND 2003 (UNAUDITED)

                               BMZ GENERATORS, INC.

                                TABLE OF CONTENTS



Report of Independent Registered Public Accounting Firm....................15

Balance Sheets.............................................................16

Statements of Operations...................................................18

Statements of Stockholders' Deficiency.....................................19

Statements of Cash Flows...................................................20

Notes to Financial Statements..............................................22

                        REPORT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
BMZ Generators Inc.


     We have audited the accompanying balance sheet of BMZ Generators, Inc. (the "Company") as of December 31, 2003 and the related statements of operations, stockholders' deficiency and cash flows for the years ended December 31, 2003 and December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BMZ Generators, Inc. as of December 31, 2003 and the results of their operations and their cash flows for the years ended December 31, 2003 and December 31, 2002 in conformity with U.S. generally accepted accounting principles.


                                             /s/ Marcum & Kliegman LLP

August 20, 2004
New York, New York

                                                         BMZ GENERATORS, INC.
                                                               BALANCE SHEETS
                              JUNE 30, 2004 (UNAUDITED) AND DECEMBER 31, 2003
-----------------------------------------------------------------------------


                                 ASSETS
                                 ------

                                                June 30,
                                                2004        December
                                                (Unaudited) 31, 2003
                                                ----------  --------
CURRENT ASSETS
--------------
 Cash                                           $       82   $  1,159
 Accounts receivable                                45,170     51,397
 Inventory                                          56,286     43,404
 Prepaid expenses and
  other current assets                              63,007         --
 Due from stockholder                              265,603     68,419
                                                ----------   --------
Total Current Assets                               430,148    164,379
                                                ----------   --------

PROPERTY AND EQUIPMENT, Net                          6,513      6,449
                                                ----------   --------

TOTAL ASSETS                                    $  436,661  $ 170,828
                                                ==========  =========

The accompanying notes are an integral part of these financial statements.

                                                         BMZ GENERATORS, INC.
                                                               BALANCE SHEETS
                              JUNE 30, 2004 (UNAUDITED) AND DECEMBER 31, 2003
-----------------------------------------------------------------------------

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY
                    ----------------------------------------

                                                June 30,
                                                2004        December
                                               (Unaudited)  31, 2003
                                                ---------   --------
CURRENT LIABILITIES
-------------------
 Accounts payable and
   accrued expenses                             $   13,242  $  21,136
 Advances from EENT                                455,473    116,238
 Current maturities of
  note payable                                      32,479     33,112
                                                ----------  ---------
 Total Current Liabilities                         501,194    170,486
                                                ----------  ---------

OTHER LIABILITIES
-----------------
 Note payable, less current
   maturities                                       18,528     20,533
                                                ----------  ---------

   TOTAL LIABILITIES                               519,722    191,019
                                                ----------  ---------



STOCKHOLDERS' DEFICIENCY
------------------------
 Common stock, $0.0001 par value,
   100,000,000 shares authorized,
   1,000 shares issued and
   outstanding                                          --         --
 Additional paid in capital                          1,000      1,000
 Accumulated Deficit                               (84,061)   (21,191)
                                                ----------  ---------

  TOTAL STOCKHOLDERS' DEFICIENCY                   (83,061)   (20,191)
                                                ----------  ---------

 TOTAL LIABILITIES AND
   STOCKHOLDERS' DEFICIENCY                     $  436,661  $ 170,828
                                                ==========  =========

The accompanying notes are an integral part of these financial statements.

                                                         BMZ GENERATORS, INC.
                                                     STATEMENTS OF OPERATIONS
         FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND JUNE 30, 2003 (UNAUDITED)
              AND FOR THE YEARS ENDED DECEMBER 31, 2003 AND DECEMBER 31, 2002
-----------------------------------------------------------------------------

                                June 30,    June 30,
                                2004        2003        December   December
                                (Unaudited) (Unaudited) 31, 2003   31, 2002
                                ----------- ----------  --------   --------

Sales                           $143,990    $186,463    $426,007   $379,229
Sales to EENT                     62,287       7,274      12,746         --
                                --------    --------    --------   --------
NET SALES                        206,277     193,737     438,753    379,229

COST OF SALES                    108,184     106,435     264,415    259,125
-------------                   --------    --------    --------   --------
  GROSS PROFIT                    98,093      87,302     174,338    120,104
                                --------    --------    --------   --------

OPERATING EXPENSES
------------------
 Selling, general and
   administrative expenses       188,304      89,440     229,011    176,133
                                --------    --------     --------  --------
  TOTAL OPERATING EXPENSES       188,304      89,440     229,011    176,133
                                --------    --------    --------   --------

  OPERATING LOSS                 (90,211)     (2,138)    (54,673)   (56,029)
                                --------    --------    --------   --------

OTHER (EXPENSE) INCOME
---------------------
  Other income                    30,000      42,500      72,500      3,335
  Interest Expense                (2,659)     (2,908)     (5,170)    (1,496)
                                --------    --------    --------   --------

  TOTAL OTHER EXPENSE             27,341      39,592      67,330      1,839
                                --------    --------    --------   --------
NET (LOSS) INCOME               $(62,870)   $ 37,454    $ 12,657   $(54,190)
                                ========    ========    ========   ========


The accompanying notes are an integral part of these financial statements.

                                                         BMZ GENERATORS, INC.
                                       STATEMENTS OF STOCKHOLDERS' DEFICIENCY
                  FOR THE YEARS ENDED DECEMBER 31, 2003 AND DECEMBER 31, 2002
-----------------------------------------------------------------------------


                                                   Retained      Total
                        Common Stock   Additional  Earnings      Stockholders'
                       --------------  Paid in     (Accumulated  Equity
                       Shares  Amount  Capital     Deficit)      (Deficiency)
                       ------------------------------------------------------

Balance, January 1,
  2002                  1,000      --  $  1,000    $ 20,342      $ 21,342

Net loss                   --      --        --     (54,190)      (54,190)
                       ------  ------  --------    --------      --------
Balance, December 31,
2002                    1,000      --     1,000     (33,848)      (32,848)

Net income                 --      --        --      12,657        12,657
                       ------  ------  --------    --------      --------
Balance, December 31,
2003                   1,000       --    $1,000    $(21,191)     $(20,191)
                       =====   ======  ========    =========     ========





The accompanying notes are an integral part of these financial statements.

                                                         BMZ GENERATORS, INC.
                                                     STATEMENTS OF CASH FLOWS
         FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND JUNE 30, 2003 (UNAUDITED)
              AND FOR THE YEARS ENDED DECEMBER 31, 2003 AND DECEMBER 31, 2002
-----------------------------------------------------------------------------

                                June 30,    June 30,
                                2004        2003        December   December
                                (Unaudited) (Unaudited) 31, 2003   31, 2002
                                ----------- ----------- --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
------------------------------------
Net (loss) Income               $ (62,870)  $ 37,454    $ 12,657   $(54,190)
Adjustments to reconcile
  net (loss) income to
  net cash used in
  operating activities:
    Depreciation and
      amortization                  1,103        --          965         --
Changes in operating assets and
  liabilities:
   Accounts receivable              6,226   (23,687)     (51,396)     8,240
   Inventory                      (12,882)   (9,934)     (11,578)    28,063
   Prepaid expenses and other
    current assets                (63,007)       --           --         --
   Accounts payable and accrued
    expenses                       (7,895)  (15,637)      (2,187)     5,840
                                ---------  --------     --------   --------
     TOTAL ADJUSTMENTS            (76,455)  (49,258)     (64,197)    42,143
                                ---------  --------     --------   --------
     NET CASH USED IN
      OPERATING ACTIVITIES       (139,325)  (11,804)     (51,540)   (12,047)
                                ---------  --------     --------   --------
CASH FLOWS FROM IN INVESTING ACTIVITIES
---------------------------------------
 Purchases of property
   and equipment                   (1,167)       --       (7,413)        --
 Due (from) to stockholder       (197,184)  (14,631)     (70,921)    42,259
                                ---------  --------     --------   --------
  NET CASH (USED IN) PROVIDED
   BY INVESTING ACTIVITIES       (198,351)  (14,631)     (78,334)    42,459
                                ---------  --------     --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------
 Advances from EENT               339,236    42,709      116,237         --
 Repayment of notes payable        (2,637)    7,771       14,608    (14,110)
                                ---------  --------     --------   --------
  NET CASH PROVIDED BY (USED
   IN) FINANCING ACTIVITIES       336,599    50,480      130,845    (14,110)
                                ---------  --------     --------   --------
 NET (DECREASE) INCREASE IN
   CASH AND CASH
   EQUIVALENTS                     (1,077)   24,046          971     16,102
                                ---------  --------     --------   --------

                                                         BMZ GENERATORS, INC.
                                                     STATEMENTS OF CASH FLOWS
         FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND JUNE 30, 2003 (UNAUDITED)
              AND FOR THE YEARS ENDED DECEMBER 31, 2003 AND DECEMBER 31, 2002
-----------------------------------------------------------------------------

                                June 30,    June 30,
                                2004        2003        December   December
                                (Unaudited) (Unaudited) 31, 2003   31, 2002
                                ----------- ----------- --------   --------
CASH AND CASH EQUIVALENTS-
-------------------------
Beginning                           1,159       188          188    (15,914)
                                ---------  --------     --------   --------

CASH AND CASH EQUIVALENTS-
-------------------------
Ending                          $      82  $ 24,234      $ 1,159   $    188
                                =========  ========      =======   ========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
-----------------------------------------------
 Cash paid for:
   Interest                     $   2,659  $  2,908      $ 5,170   $  1,496



                                                         BMZ GENERATORS, INC.
                                                NOTES TO FINANCIAL STATEMENTS
       (Unaudited with respect to the six months ended June 30, 2004 and 2003)
-----------------------------------------------------------------------------

NOTE 1 - NATURE OF BUSINESS AND MANAGEMENT LIQUIDITY PLANS
         -------------------------------------------------

Nature of Business:
-------------------
     BMZ Generators, Inc. (the "Company") is in the power generator business in Pompano Beach, Florida, which specializes in providing stand alone and portable generators in various industries including marine and military.

Management Liquidity Plans:
---------------------------
     As shown in the accompanying financial statements, the Company had net income of $12,657 during the year ended December 31, 2003, resulting in an accumulated deficit of $21,191. The Company also had a working capital deficit of $6,107 and cash on hand of $1,159. Management's plans include selling certain assets of the Company (see Note 9).

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

Unaudited Financial Statements
------------------------------
      The balance sheet of the Company, as of June 30, 2004, and the related statements of operations and cash flows for the six months ended June 30, 2004 and 2003, respectively, have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial statements. Accordingly, they do not contain all the information and footnotes required by accounting principles generally accepted in the United States of America for annual financial statements. In the opinion of the Company's management, the accompanying unaudited financial statements contain all the adjustments necessary (consisting only of normal recurring accruals) to make the financial position of the Company, as of June 30, 2004 and the results of its operations and its cash flows, for the six months ended June 30, 2004 and 2003, not materially misleading.

Use of Estimates:
-----------------
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures and contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents:
--------------------------
     For purposes of the statements of cash flows, the Company considers all short-term investments purchased with a maturity of three months or less to be cash equivalents.

                                                         BMZ GENERATORS, INC.
                                                NOTES TO FINANCIAL STATEMENTS
       (Unaudited with respect to the six months ended June 30, 2004 and 2003)
-----------------------------------------------------------------------------

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued
         ------------------------------------------

Inventory:
----------
     Inventory is valued at the lower of cost or market, with cost generally stated on a first-in, first-out basis. Reserves for obsolescence or slow moving inventory are recorded when such conditions are identified.

Property and Equipment:
-----------------------
     Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, generally three to five years.

Income Taxes:
-------------
     The Company, with the consent of its stockholders, has elected to be treated as an S-Corporation under the provisions of the Internal Revenue Code. In lieu of corporate income taxes, the stockholders of an S-Corporation are taxed individually on their proportionate share of the corporation's taxable income. Accordingly, no provision for federal income taxes has been included in the accompanying financial statements.

Accounts Receivable:
--------------------
     The Company records an allowance for doubtful accounts based on specific identification of those accounts that they consider to be uncollectible and based on a percentage of historical uncollectible amounts. All accounts receivable as of June 30, 2004 (unaudited) and December 31, 2003 are considered to be fully collectible.

Revenue Recognition:
--------------------
     The Company recognizes revenue at the time the product is delivered to its customers.

NOTE 3 - PROPERTY & EQUIPMENT, NET
         -------------------------

     Property and equipment, net includes the following:

                                     June 30, 2004
                                     (Unaudited)         December 31, 2003
                                     -------------       -----------------
Property & Equipment                 $     131,436       $         130,269
Less accumulated depreciation             (124,923)               (123,820)
                                     -------------       -----------------
Net Assets                           $       6,513       $           6,449
                                     =============       =================

                                       23

                                                         BMZ GENERATORS, INC.
                                                NOTES TO FINANCIAL STATEMENTS
       (Unaudited with respect to the six months ended June 30, 2004 and 2003)
-----------------------------------------------------------------------------
NOTE 3 - PROPERTY & EQUIPMENT, NET (continued)
         -------------------------

     Depreciation expense totaled $965 and $0 for the years ended December 31, 2003 and December 31, 2002, respectively and $1,103 and $0 for the six months ended June 30, 2004 and June 30, 2003 (unaudited), respectively.

Note 4 - OTHER INCOME

     Other income consists of prepaid deposits in the amounts listed for the periods stated which were for services to be provided to two entities and which were forfeited by those entities when they did not perform under the applicable contracts.

Note 5 - DUE FROM STOCKHOLDER

     Due from stockholder consists of advances made to one of the Company's stockholders in the amount of $265,603 (unaudited) and $68,419 as of June 30, 2004 and December 31, 2003, respectively. These advances do not accrue interest and there are no repayment terms.

NOTE 6 - NOTES PAYABLE
         -------------

                   Amount       Amount
                   Outstanding  Outstanding
                   as of June   as of
                   30, 2004     December     Interest  Max        Due
Lender             (Unaudited)  31, 2003     Rate      Available  Date
----------------------------------------------------------------------------
Textron Financial  $11,221      $13,859      Prime +   $15,000    2% of
                                             7.5%                 outstanding
                                                                  balance per
                                                                  month plus
                                                                  accrued
                                                                  interest

Sun Trust           29,786       29,786      Index +    30,000    Demand
                                             0.5%

Bank of America     10,000       10,000      Prime +    10,000    August 27,
                   -------      -------      3.25%                2009
Total Notes
  Payable           51,007       53,645

 Less Current
  Portion           32,479       33,112
                   -------      -------
Long Term Notes
 Payable           $18,528      $20,533
                   =======      =======

                                       24

                                                         BMZ GENERATORS, INC.
                                                NOTES TO FINANCIAL STATEMENTS
       (Unaudited with respect to the six months ended June 30, 2004 and 2003)
-----------------------------------------------------------------------------

NOTE 7 - LEASE COMMITMENTS
         -----------------

     The Company leases its Federal Highway, Pompano Beach, FL location on a month to month basis.

NOTE 8 - ECONOMIC DEPENDENCY
         -------------------

Major Customers
---------------
     During the years ended December 31, 2003 and 2002, BMZ had no one customer which constituted 10% or more of its gross revenue. For the six months ended June 30, 2004, BMZ had one customer with sales of $62,287 which constituted 30.2% of sales for that period.

Major Suppliers
---------------
     During the year ended December 31, 2003, BMZ purchased a substantial portion of its product from one supplier. Purchases from this supplier were $43,306 (16.5%) of purchases. During the year ended December 31, 2002, BMZ has no one supplier which constitued 10% or more of its gross purchases.

NOTE 9 - SUBSEQUENT EVENTS
         -----------------
     On March 4, 2004, BMZ and Freddy Pereira (an owner of BMZ) entered into a term sheet, subject to a definitive purchase agreement, with Energy & Engine Technology Corporation ("EENT"), which is the owner of the AXP 1000 product, to purchase certain assets and intellectual, property of BMZ and Pereira personally.

     On May 19, 2004, BMZ and Pereira, the owner of BMZ, entered into a definitive purchase agreement with EENT pursuant to which BMZ and Pereira were to sell certain of BMZ's assets and related intellectual property, owned by Pereira, for total consideration of $2,000,000, $500,000 in cash at closing paid to BMZ for the sale of BMZ's assets and $500,000 in EENT Common Stock issued to Pereira personally upon presentation of written documentation for the intellectual property, with the last $1,000,000 being paid out over five years based on certain earn out criteria from the ongoing business of EENT arising from purchased assets. EENT hired Pereira to manage the business arising from the purchased assets for a five year period beginning July 1, 2004. The transaction closed effective as of July 1, 2004, with BMZ Generators Technology, Inc., a wholly owned subsidiary of EENT, as the purchaser. Although the parties negotiated the value of the stock issued to Pereira personally at $500,000, it is being recorded for accounting purposes on the books of EENT at $700,280 based on the closing price of 2,801,120 shares of EENT's Common Stock, as of May 19, 2004, the date of the definitive purchase agreement. EENT issued these shares on June 4, 2004 in advance of the presentation of written documentation for the intellectual property as outlined in the definitive purchase agreement. As of June 30, 2004, EENT also advanced an additional $455,473, to BMZ in connection with this asset acquisition.



                                       25
                                                         BMZ GENERATORS, INC.
                                                NOTES TO FINANCIAL STATEMENTS
       (Unaudited with respect to the six months ended June 30, 2004 and 2003)
-----------------------------------------------------------------------------

            Total Consideration:
            -------------------
              Cash                              $  500,000
              Restricted Common Stock
              (issued to Pereira personally)       700,280
              Contingent Earnout                 1,000,000
                                                ----------
                    Total Consideration         $2,200,280
                                                ==========

            Allocation:
            ----------
             BMZ Assets
             ----------
              Inventory, net                    $   56,286
              Prepaid expenses and other
               current assets                       35,760
              Furniture, fixtures & equipment      131,436
              Tradename                             60,000
              Trade Secrets                         20,000
              Non-compete                           50,000
              Goodwill                             146,518
                                                ----------
                                                   500,000
              Freddy Pereira - Intellectual
              -----------------------------
               Property                            700,280
               --------
              Contingent earnout                 1,000,000
              ------------------                ----------

                    Total Consideration         $2,200,280
                                                ==========

















                                       26